UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804
(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Capital Market *

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

Following a determination by the Nasdaq Stock Market LLC (“Nasdaq”) to delist the common stock of Sangamo Therapeutics, Inc. (the “Company”), the Company’s common stock was suspended from trading on Nasdaq on May 5, 2026 and currently trades on the OTCID Basic Market under the symbol “SGMOQ”. On July 14, 2026, the Nasdaq Hearings Panel issued a written determination letter denying the Company’s request to continue its listing on Nasdaq.

Item 7.01	Regulation FD Disclosure.

As previously announced, on June 23, 2026, Sangamo Therapeutics, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (the “Chapter 11 Case”). The case number is 26-10989 and the case is styled as In re Sangamo Therapeutics, Inc.

On August 6, 2026, the Company filed with the Bankruptcy Court its monthly operating report for the period beginning June 1, 2026 and ended June 30, 2026 (the “MOR”).

The information set forth in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The MOR is attached hereto as Exhibit 99.1. The MOR and additional information regarding the Chapter 11 Case is available at https://www.veritaglobal.net/SangamoTherapeutics. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be incorporated by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the MOR

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The MOR is not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. The MOR also contains information for periods shorter and otherwise different from those contained in the Company’s reports required to be filed pursuant to the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MOR is complete. Results set forth in the MOR should not be viewed as indicative of future results.

Cautionary Language Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. The Company’s common stock has been suspended from trading on, and the Company received a notice of delisting from, the Nasdaq Capital Market and is currently trading on the OTCID Basic Market under the symbol “SGMOQ,” and trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. These forward-looking statements are within the meaning of Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding process and potential outcomes of the Company’s Chapter 11 Case and/or statements preceded by, followed by or that include the words “intends,” “expects,” “estimates,” “plans,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, there can be no assurance that its expectations will be achieved. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances, or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Sangamo Therapeutics, Inc. Monthly Operating Report for the period ended June 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Date: August 12, 2026	By:	/s/ SCOTT B. WILLOUGHBY
Scott B. Willoughby
Chief Legal Officer and Corporate Secretary